UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2009

CARDIO VASCULAR MEDICAL DEVICE, CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-145738 (Commission File Number)	98-0522188 (IRS Employer Identification No.)

12 Shaar Hagai Street
Haifa, Israel 34554
 (Address of Principal Executive Offices, Zip Code)

972- 544-982397
 (Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Exclusive Marketing Agreement

On July 22, 2009, Cardio Vascular Medical Device Corp., a Delaware corporation (the “Registrant”), and Elgressy Engineering Services (1987) Ltd., a company incorporated in the State of Israel (“Elgressy”) entered into a twenty-year Exclusive Marketing Agreement(the “Agreement”). Pursuant to the Agreement, the Registrant was appointed as the exclusive independent sales and marketing representative of Elgressy cooling tower water treatment systems, parts of which currently are either patented or have patents pending. The territory in which the Registrant has exclusivity is Germany, in three U.S. States (out of California, Texas, Florida, Nevada, and Pennsylvania), certain hotel chains and all power plants in the United States. However, such exclusivity is subject to the five year sale targets set forth in the Agreement; should the Registrant not meet at least 75% of its annual targets, Elgressy may at its sole discretion terminate the Registrant’s rights to exclusivity within the territories or the field in which the non performance occurred. The Registrant has the option to maintain the exclusivity by paying the difference between the royalties on targeted sales amount and the royalties generated from the actual amount of sales, or to continue to operate on a non-exclusive basis in the territory or field as long as Elgressy has not granted any third party exclusive rights for such territory or field.

During the term of the Agreement, Elgressy will supply the Products to the Registrant. Within ten days before the end of every calendar quarter, the Registrant will provide Elgressy with a sales forecast for the following three months and Elgressy agrees to supply the forecasted sales within two months from the relevant order date. The forecast to be provided by the Registrant is for administrative purposes only and the Registrant is not obligated to purchase Products based on such forecast. Elgressy also undertakes to provide the Registrant with a quotation within 72 hours of such request and the quotation shall be valid for the period specified.

During the three month term the Registrant is entitled to provide Elgressy with a binding purchase order for the Products covered by the quotation. Such purchase order shall reference the quotation, and shall specify (i) the Products covered by the purchase order and (ii) requested delivery date.  Elgressy agrees to confirm receipt of a purchase order within two (2) business days of its receipt and undertakes to meet the delivery dates set forth in each purchase order to the extent that such purchase order is consistent with the terms of the Agreement, including payment terms, unless otherwise agreed by the Parties.

Either party has the right to terminate the Agreement if there is a material breach of the Agreement, bankruptcy events, or if the Registrant sells the Products outside the territory or assigns its rights under the Agreement to another party without the consent of Elgressy.

Consulting Agreement

On July 21, 2009, the Registrant and N.D. Raz Business and Project Development Ltd., a company formed under the laws of Israel ("N.D. Raz") and Mr. Yossi Raz (“Mr. Raz” and N.D Raz are hereinafter referred to as the “Consultant”) entered into a Consulting Agreement (the “Consulting Agreement”). Pursuant to the Consulting Agreement, the Consultant will provide the Registrant with managing services, business development services and marketing services, subject to the specifications. During the term of the Consulting Agreement, the Consultant will devote his full business time, attention, best efforts and ability to the performance of the Consulting Services and while rendering the Consulting Services to the Registrant, the Consultant will not engage in any other gainful employment, business or activity without the written consent of the Registrant, including serving as a board member of private or public companies.

If the Consultant fulfills his obligations under the Consulting Services, the Registrant shall pay the Consultant a monthly fee of US$10,000. In addition, the Registrant agrees that 12 months following the effective date of the Consulting Agreement, the Consultant will be eligible to receive an annual success bonus if the Registrant, through the Consultant’s efforts, meets the sales target specified therein. The Consultant will also receive a one-time signing bonus of $6,300. Further, the Consultant will also be granted options to purchase 5,000,000 shares of the Registrant’s common stock at a conversion price US$0.05 per shares, subject to the vesting periods set therein, and the options will be granted in accordance with Section 3(i) of the Israeli Tax Ordinance and will be subject to the terms specified therein. If the Registrant reaches the projected sales amount during the first 6 and 12 months, 1,250,000 of the options will vest, with the balance of 3,750,000 of the options to vest annually over the following 3 years and the Registrant achieving 75% of each of the targeted sales amount. If the Registrant does not maintain its exclusivity with Elgressy with respect to a particular territory or field, 1,250,000 of the options shall terminate (even if previously vested).  Upon the Consultant ceasing to be a service provider other than for justifiable cause (as defined in the Consulting Agreement), the outstanding vested options must be exercised within 6 months of such termination. If the Consultant is dismissed and the Registrant achieved the sales targets, the Consultant will be entitled to half of all the unvested options.

The term of the Consulting Agreement commence on the effective date and will continue until terminated by either party within the terms set forth therein.

For all the terms and conditions of the Agreement and the Consulting Agreement, reference is hereby made to such agreements annexed hereto as exhibit 10.3 and 10.4, respectively. Portions of such exhibits have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission. All statements made herein concerning the foregoing agreements are qualified by references to said exhibits.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On June 25, 2009, Mr. Oren Bar-nir Gayer and Mr. Boaz Benrush each entered into a Subscription Agreement with the Registrant, pursuant to which the Registrant will issue 6,800,000 shares of its common stock to each of them, for the aggregate purchase price of $27,500 or $0.002 per share.  Upon issuance, the shares will be fully paid and non-assessable and will result in Mr. Bar-nir Gayer and Mr. Benrush each owning 10% of the Registrant’s issued and outstanding shares of common stock. The shares were issued under Section 4(2) of the Securities Act of 1933, as amended.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2009, Mr. Benny Gaber and Mr. Lavi Krasney (the “Former Directors) resigned from all their respective positions as executive officers and as members of the Board of Directors (the “Board”) of the Registrant. The Registrant is not aware of any disagreements between the Former Directors and any other officer or director of the Registrant.

We are providing the Former Directors with a copy of this current report concurrent with this filing.  Should any subsequent communications with them regarding their decision to resign reveal any disagreement between the Former Directors and the Registrant, the Board of Directors or any executive officer of the Registrant regarding our operations, policies or practices, we will amend this report accordingly to disclose any such disagreement.

The Board appointed Mr. Boaz Benrush and Mr. Oren Bar-nir Gayer, as members of the Board, each to serve until his successor is duly appointed and qualified. Mr. Benrush was also appointed as the Chairman of the Board. Each of Mr. Benrush and Mr. Bar-nir Gayer was granted $15,000 upon their appointment to the Board. The Board also appointed Mr. Asher Zwebner as the Chief Financial Officer of the Registrant until his successor is duly appointed and qualified. Mr. Zwebner shall be entitled to $2,000 per month for his services to the Registrant.The Board also appointed Mr. Doron Latzer as Secretary, and Mr. Yossi Raz as Chief Technical Officer and head of marketing, each to serve at discretion of the Board.

Boaz Benrush is currently a director of the Registrant and Adama Technologies Corporation, a Delaware company with securities registered pursuant to the Securities Exchange Act of 1934, as amended. Mr. Benrush is also the Founder and Chief Executive Officer of Ruth CB, a boutique investment firm, which specializes in initiating, planning, structuring and executing private equity financing, mergers and acquisitions, corporate recovery plans, etc. in Israel, Europe and the United States. From 1998 to 2005, Mr. Benrush was head of mergers and acquisitions at KPMG Corporate Finance in Israel. Mr Benrush has a Bachelor of Arts in Economics and Accounting from Haifa University and a Master of Business Administration in Corporate Finance from Tel Aviv University. Mr. Benrush is a certified public accountant.

Oren Bar-nir Gayer is currently a director of the Registrant and Adama Technologies Corporation. From 2004 to 2007, and until May 2009, Mr. Bar-nir Gayer worked in various positions in accounting and finance at Amdocs Ltd., including being the Finance Director of Service Division and Operation Division of Amdocs Limited, a public company traded on New York Stock Exchange, a market leader in customer experience systems for the telecommunication industry. During 2008, Mr. Bar-nir Gayer was the Chief Economist and Deputy General Business Manager of Milomor Resido Group, a public company traded on Tel-Aviv stock exchange, which is in the business of real estate, retail, and marble excavation, operating in Israel and Romania.  From 2000 to 2003, Mr. Bar-nir Gayer worked with KPMG as a Senior Consultant and has gained diversified and extensive experience in valuations, mergers and acquisitions, capital raising, investment analysis, financial planning & modeling, strategic advisory, and executive & employee compensation plans.  Mr. Bar-nir Gayer has a Bachelor of Arts in Economic and Accounting and a Master of Business Administration in Corporate Finance from the Hebrew University of Jerusalem. Mr. Bar-nir Gayer is a certified public accountant.

Asher Zwebner has been the Chief Financial Officer of Suspect Detection Systems Inc., a company with securities registered pursuant to the Securities Exchange Act of 1934, as amended. Since October 18, 2007 he has been the interim chief executive officer and a director.  Since December 1 2008, Mr. Zwebner has been the Chief Financial Officer of Dynamic Applications Corp., a company listed on the Over the Counter Bulletin Board..Since July 17, 2008, Mr. Zwebner has served as a director of PowerRaise Inc., a Nevada corporation that is engaged in the development of Internet telephony applications.  Since January 1, 2007 Mr. Zwebner has served as the chief financial officer of SinoBiomed Inc., a Delaware corporation that is engaged in the Chinese biopharmaceutical industry, and from November 2004 until October 2006 Mr. Zwebner served as a director of SinoBiomed. Since May 2002 Mr. Zwebner has also served as the chief financial officer of ForexManage Ltd., a private hi-tech developer of Internet-based foreign exchange and risk management solutions based in Israel. From 1995 through 2000 Mr. Zwebner was a senior manager at Kost Forer & Gabbay (a member of Ernst and Young Global). Mr. Zwebner is a certified public accountant in Israel and in the United States, and received a bachelor's degree in accounting and finance from Touro College in 1988.

Doron Latzer is a founder of Pearl Cohen Zedek Latzer ("PCZL") and the senior partner of the firm’s corporate group. PCZL is a leading full service law firm with offices in Israel, New York and Boston. Mr. Latzer has over 24 years of commercial and corporate law experience working with international companies and serving as in-house and outside counsel. Mr. Latzer began his professional career at Shugol & Co. in Tel Aviv, where he worked from 1984-1989 He worked as an in-house attorney for the Kansas Power & Light Company (KP&L), specializing in joint ventures and technology-related investments and collaborations. He served as of counsel at Shook, Hardy & Bacon in Kansas City, Missouri and  a visiting professor of International Transactions at UMKC Law School in 1991. Between 1992 to1995 he served as an in-house attorney at Elbit Ltd – a leading international contractor in the defense field, where he advised on joint ventures and investments in new technologies. Mr. Latzer is the Chairman of Aktiva Holdings BV, a private equity holding company in the Netherlands. Mr. Latzer graduated from Leeds University with his LL.B. and is a Barrister- in – Law of the Middle Temple, London. He is also a member of the Israeli and Kansas bars.

Yossi Raz has extensive experience of 38 years in the heavy chemical and petrochemical industries and also in hightech, energy, mining and infrastructure sectors. In his recent positions Mr. Raz was the C.T.O and V.P of business development for Global Energy Inc., during 2007-2009, the manager in International Power Group Inc. of waste to energy projects in Mexico, Europe and the middle east, during the years of 2005-2007 and head of the energy and infrastructure division of Engel Development Corp., during the years of 2000-2004.Prior to that Mr. Raz served during the years of 1997-2000 as V.P for petrol stations and real estates development and projects in Dor Energy LTD, and during the years of 1992-1997 served as V.P for business development and Manager of the Cesarea Industrial Park in Edmond Benjamin de Rothschild Development Corp. During the years of 1970-1992-Mr, Raz served in different industrial operation and industrial projects positions in Israel and Abroad.
Mr. Yossi Raz has a Bachelor of Arts in Mechanical and Electrical Engineer from the Technion University and a Master of Business Administration in International Marketing from the University of Pretoria, South Africa.

Section 8 - Other Events

Item 8.01 Other Events.

Change of Business Activity

Reference is hereby made to Item 1.01 of this Current Report

The Registrant was initially focused on manufacturing and distributing a new and improved maneuverable-coiled guidewire, a product for which the Registrant owned the technology and patent.  Due to the state of the economy, the Registrant had conducted virtually no business other than organizational matters, filing its Registration Statement and filings of periodic reports with the SEC. The Registrant has since abandoned its business plan and is now seeking to enter the water treatment market, with its initial focus on actively and diligently promoting the use of cooling tower water treatment systems owned by Elgressy. In connection with its proposed business activity, the Registrant and Elgressy have entered into the Agreement described above.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(a)	Financial Statements of business acquired.	Not applicable
(b)	Pro forma financial information.	Not applicable
(c)	Exhibits

Exhibits

10.3	Exclusive Marketing Agreement dated July 22, 2009 by and between Cardio Vascular Medical Device Corp. and Elgressy Engineering Services (1987) Ltd.*

10.4	Consulting Agreement dated July 21, 2009, by and between Cardio Vascular Medical Device Corp. and N.D.Raz Business and Project Development Ltd. and Mr. Yossi Raz.*

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIO VASCULAR MEDICAL DEVICE CORP.

By:	/s/ Boaz Benrush
Name:	Boaz Benrush
Title:	Chairman

Date:  July 30, 2009